EXHIBIT 32.1

Certification of Principal Executive Officer and Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of  Essential Innovations Technology Corp. on Form 10-K for the period ending October 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jason McDiarmid, President, Chief Executive Officer, Chief Financial Officer, Treasurer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1)	The Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2013	/s/ Jason McDiarmid
Jason McDiarmid
President, Chief Executive Officer, Chief Financial Officer, Treasurer and Director